Exhibit 32.2
CERTIFICATION OF CHIEF ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Catherine Bovenizer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Apricus Biosciences, Inc. on Form 10-K for the year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Apricus Biosciences, Inc.

Date: March 16, 2015	By:	/S/ CATHERINE BOVENIZER
	Name:	Catherine Bovenizer
	Title:	Chief Accounting Officer